
SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
First Quarter FY2014
Earnings Conference Call
August 07, 2013
8:30 a.m. EDT

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2013.

RAND
LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Executive Chairman

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2014 Insights**
  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- Solid Execution in Q1 FY 2014 Reflected Investments Made in Operating Protocols, Procedures and Engineering Team
  - Vessel incidents ***eliminated***
  - Mechanical delays reduced by 44.1%
  - Vessel operating costs per day reduced by approximately $2,345, or 8.3%
- Declines in Iron Ore and Coal Demand Mitigated by Substituting Other Commodities, Including Salt and Aggregates
  - Tonnage hauled increased by 7.4% (despite overall declines on the Great Lakes)
  - Mix shift reduced revenue and profit impact
- Business Fundamentals Remain Intact
  - Broad customer diversity and commodity mix
  - High barriers to entry
  - Asset portfolio that allows service to restricted ports
  - Low operating cost position
  - New business awards for 2014 sailing season should improve commodity mix
  - Plans in place to further maximize fleet efficiency and optimize returns

HIGHLIGHTS:

Tonnage hauled:	+7.4%
Salt tonnage :	+59.5%
Aggregate tonnage:	+10.4%
Iron ore tonnage:	-1.8%
Marine Freight Revenue:	+9.0%
Sailing Days:	+7.5% / +88 days
Vessels Operated:	15 *(no change)*
Lost Sailing Days due to incident:	0
Mechanical Delays:	-44.1%
Vessel operating costs/day:	-$2,345
Vessel margin/day:	$11,807

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2 Rand/2	Algoma Central/16 Canada Steamship Lines/12[2] Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/5 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3[2]
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1 Central Marine (Arcelor Mittal)/1	Rand/4 Algoma Central/6[2] Canada Steamship Lines/8

[1] Includes 3 inactive steam powered vessels
[2] Includes 1 inactive vessel

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Operated 15 vessels, consistent with prior year period
- Total Sailing Days increased by 7.5%, or 88 days
  - 60 of the 88 day increase resulted from ***elimination*** of lost Sailing Days due to incidents
- Inclement weather impacted Sailing Days in quarter
  - 1,262 Sailing Days versus projection of 1,315 (decline of 53)
  - Delayed customer openings accounted for 38 lost Sailing Days
- Fleet utilization improved to 92% compared to 86% in Q1 2013
  - Sailing Days per vessel averaged 84 of a possible 91 days
- Delay time losses totaled 129 days versus 100 days in Q1 2013
  - Delay Days were 10.2% of actual Sailing Days versus 8.5% in prior year period
  - Mechanical delays were down 44.1%
  - Weather represented 37.4%, or 48 days of Delay Days, compared to 16.2%, or 16 days, in prior year period
- Vessel operating costs declined by 8.3%, or $2,345 per Sailing Day
- Vessel margin per day was $11,807 despite suboptimal commodity mix
  - Vessel margin could approach $12,000 per day in FY 2014 after deducting lease and insurance costs of the vessel we elected not to sail
- Total tonnage carried increased by 7.4%, consistent with expectations

RAND
LOGISTICS, INC.



Summary Historical Financial Results



Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,193
$17,630
$3,339
$2,190
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
LTM Jun 2013

	FY2008	FY2009	FY2010	FY2011	FY2012	FY2013	LTM Jun 2013
Sailing Days	2,883	3,148	3,143	3,338	3,721	3,922	4,010
# of Vessels	13	12	12	12	14	16	15

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Great Lakes Dry-Bulk Cargo Carriage – June YTD
(net tons in thousands)


Iron Ore
25,500
25,000
24,500
24,000
23,500
23,000
22,500
22,000
25,230
24,018
-3.4%
23,193
2012
YTD 5-Yr Average
2013


Limestone
10,200
10,000
9,800
9,600
9,400
9,200
9,000
8,800
9,962
10,099
-7.7%
9,322
2012
YTD 5-Yr Average
2013


Coal
12,000
10,000
8,000
6,000
4,000
2,000
0
8,884
11,149
-26.2%
8,234
2012
YTD 5-Yr Average
2013

Rand total tonnage for FY2014 increased by 7.4% year-over-year, excluding outside voyage charter.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q1 FY2013



Slag 2.1%
Pet Coke 0.7%
Coke 0.4%
Oxide 0.2%
Salt 8.1%
Grain 8.9%
Ore 11.3%
Coal 13.4%
Aggregates 54.9%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

Q1 FY2014



Slag 1.1%
Pet Coke 0.8%
Coke 0.2%
Oxide 0.0%
Salt 12.1%
Grain 8.7%
Ore 10.3%
Coal 10.4%
Aggregates 56.4%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Q1 FY2014 vs. Q1 FY2013


Sailing Days
1,600
1,400
1,200
1,000
800
1,174
7.5%
1,262
Q1 FY2013
Q1 FY2014


Marine Freight Revenue per Day
32,000
31,000
30,000
29,000
30,943
1.4%
31,383
Q1 FY2013
Q1 FY2014


Delay Days
150
100
50
0
100
29.0%
129
Q1 FY2013
Q1 FY2014

- Our vessel utilization increased from 86% in Q1 FY2013 to 92% in Q1 FY2014 of the theoretical maximum of 1,365 Sailing Days.
- Delay Days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is Delay Days as a percentage of Sailing Days, increased from 8.5% in Q1 FY2013 to 10.2% in Q1 FY2014.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Three Months Ended June 30, 2013	Three Months Ended June 30, 2012
Sailing Days	1,262	1,174
Freight Revenue/Sailing Day	$31,383	$30,943
Vessel Operating Expenses/Sailing Day	$25,898	$28,243
G&A (in millions)	$2.9	$3.0
Average F/X Rate	$0.977 USD per CAD	$0.990 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Plus Depreciation and Amortization Bridge
Q1 FY2014 vs. Q1 FY2013
(U.S. Dollars millions)



$14
$12
$10
$8
$6
$4
$2
$0
$12.3
$1.1
($0.8)
($0.4)
($0.2)
$12.0
June YTD FY2013 Actual
Vessel Incidents Impact Under-deductible
Commodity Mix offset by Increased Sailing Days Impact/Others
Layup/Fitout & Winter Work
Currency Translation
June YTD FY2014 Actual
June YTD FY2013 Actual
Vessel Incidents Impact Under-deductible
Commodity Mix offset by Increased Sailing Days Impact/Others
Layup/Fitout & Winter Work
Currency Translation
June YTD FY2014 Actual

RAND
LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Fiscal Year 2014 Insights
Ed Levy



- Fundamentals of business remain strong
- Tonnage grew despite Great Lakes market weakness
- Mix shift to lower revenue generating commodities
- New business opportunities to help rebalance commodities mix, profitability and revenue per day to prior expectations
- Build out of management team complete
  - New VP of Planning and Analysis
  - Trip data monitoring system update underway
- Projections
  - Total tonnage hauled to increase up to 11%
  - Mix skewed toward aggregates and away from iron ore and coal
  - Vessel margin per day to approach $12,000

RAND LOGISTICS, INC.